SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : December 21, 1999


                     ASSET BACKED SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


       Delaware                     333-64351-03              13-3354848
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


11 Madison Avenue
Park Avenue Plaza
New York, New York                                             10010
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 325-1811

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                                                  This report consists of 12
                                                 consecutively numbered pages.

Item 5.    Other Events.
     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's Home Equity Loan Trust, Series 1999-LB1 (the "Certificates") . The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of June 1 , 1999 ( the "Agreement"), among Asset Back Securities Corporation, as depositor, Long Beach Mortgage Company, as servicer, and The Chase Manhattan Bank, as trustee (the Trustee). On December 21, 1999 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.


Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on December 21, 1999, as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein



Date:    December 22, 1999          By:  /s/ Thomas J. Provenzano
                                        Thomas J. Provenzano
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits                    Page

        99.1             Monthly Certificateholder Statement on             5
                         December 21, 1999.

                                  Exhibit 99.1

              Monthly Certificateholder Statement on December 21, 1999

-----------------------------------------------------------------------------------------------------------------------------------
                       ASSET BACKED SECURITIES CORPORATION EQUITY LOAN TRUST 1999-LB1
                                      STATEMENT TO CERTIFICATEHOLDERS
                                             DECEMBER 21, 1999
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       PAGE #1
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                                        DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL        PRIOR                                                                                      CURRENT
           FACE            PRINCIPAL                                                  REALIZED         DEFERRED       PRINCIPAL
CLASS      VALUE           BALANCE        PRINCIPAL       INTEREST        TOTAL       LOSSES           INTEREST       BALANCE

-----------------------------------------------------------------------------------------------------------------------------------
A_1F    166,900,000.00   156,412,268.56    2,086,274.06     926,742.69    3,013,016.75       0.00          0.00      154,325,994.50
A_2F     48,600,000.00    45,881,071.85      546,989.54     272,992.38      819,981.92       0.00          0.00       45,334,082.31
A_3A    292,900,000.00   267,477,032.86    4,862,168.25   1,261,024.19    6,123,192.44       0.00          0.00      262,614,864.61
A_4A    164,850,000.00   149,991,745.69    2,870,060.45     720,429.10    3,590,489.55       0.00          0.00      147,121,685.24
A_5A    200,000,000.00   182,400,340.15    3,378,363.17     880,499.64    4,258,862.81       0.00          0.00      179,021,976.98
X_A               0.00             0.00            0.00           0.00            0.00       0.00          0.00                0.00
X_F               0.00             0.00            0.00           0.00            0.00       0.00          0.00                0.00
B_1F     13,364,763.00    13,364,763.00            0.00      89,815.85       89,815.85       0.00          0.00       13,364,763.00
B_1A     42,500,702.00    42,500,702.00            0.00     285,619.47      285,619.47       0.00          0.00       42,500,702.00
R                 0.00             0.00            0.00           0.00            0.00       0.00          0.00                0.00

-----------------------------------------------------------------------------------------------------------------------------------
TOTALS  929,115,465.00   858,027,924.11   13,743,855.47   4,437,123.32   18,180,978.79       0.00          0.00      844,284,068.64
-----------------------------------------------------------------------------------------------------------------------------------
A_IOF    22,000,000.00    22,000,000.00            0.00     100,833.33      100,833.33       0.00          0.00       22,000,000.00
A_IOA    67,000,000.00    67,000,000.00            0.00     307,083.33      307,083.33       0.00          0.00       67,000,000.00
B_IOA    27,000,000.00    27,000,000.00            0.00     157,500.00      157,500.00       0.00          0.00       27,000,000.00
B_IOF    11,000,000.00    11,000,000.00            0.00      64,166.67       64,166.67       0.00          0.00       11,000,000.00
P_A             100.00           100.00            0.00     164,850.49      164,850.49       0.00          0.00              100.00
P_F             100.00           100.00            0.00      55,859.89       55,859.89       0.00          0.00              100.00

-----------------------------------------------------------------------------------------------------------------------------------


                                                                                (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION



 ----------------------------------------------------------------------------------------------------------------------------------
                        ASSET BACKED SECURITIES CORPORATION EQUITY LOAN TRUST 1999-LB1
                                      STATEMENT TO CERTIFICATEHOLDERS
                                                  DECEMBER 21, 1999
 ----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        PAGE #2


-----------------------------------------------------------------------------------------     -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                            PASS-THROUGH RATES

            PRIOR                                                             CURRENT                              CURRENT
            PRINCIPAL                                                         PRINCIPAL                            PASS-THRU
CLASS       FACTOR         PRINCIPAL           INTEREST          TOTAL         FACTOR               CLASS          RATE

-------------------------------------------------------------------------------------------    ------------------------------------
A_1F     937.16158514   12.50014416          5.55268238        18.05282654    924.66144098          A_1F        7.110000 %
A_2F     944.05497634   11.25492881          5.61712716        16.87205597    932.80004753          A_2F        7.140000 %
A_3A     913.20257037   16.60009645          4.30530621        20.90540266    896.60247392          A_3A        5.852500 %
A_4A     909.86803573   17.41013315          4.37020989        21.78034304    892.45790258          A_4A        5.962500 %
A_5A     912.00170075   16.89181585          4.40249820        21.29431405    895.10988490          A_5A        5.992500 %
B_1F   1,000.00000000    0.00000000          6.72034738         6.72034738  1,000.00000000          B_1F        8.342500 %
B_1A   1,000.00000000    0.00000000          6.72034711         6.72034711  1,000.00000000          B_1A        8.342500 %
------------------------------------------------------------------------------------------     ------------------------------------
TOTALS   923.48901340   14.79240847          4.77564252        19.56805098    908.69660494
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------     ------------------------------------
A_IOF  1,000.00000000    0.00000000          4.58333318         4.58333318  1,000.00000000          A_IOF       5.500000 %
A_IOA  1,000.00000000    0.00000000          4.58333328         4.58333328  1,000.00000000          A_IOA       5.500000 %
B_IOA  1,000.00000000    0.00000000          5.83333333         5.83333333  1,000.00000000          B_IOA       7.000000 %
B_IOF  1,000.00000000    0.00000000          5.83333364         5.83333364  1,000.00000000          B_IOF       7.000000 %
P_A    1,000.00000000    0.00000000  1,648,504.90000000 1,648,504.90000000  1,000.00000000          P_A         0.000000 %
P_F    1,000.00000000    0.00000000    558,598.90000000   558,598.90000000  1,000.00000000          P_F         0.000000 %
------------------------------------------------------------------------------------------     ------------------------------------


If there are any questions or problems with this statement, please contact the Administrator listed below.

                     ---------------------------------------
                                DIANE E. WALLACE
               THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                                 (212) 946-8583
                         EMAIL:  diane.e.wallace@chase.com
                     ---------------------------------------


                                                                                (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION




 ----------------------------------------------------------------------------------------------------------------------------------
                      ASSET BACKED SECURITIES CORPORATION EQUITY LOAN TRUST  1999-LB1
                                                  DECEMBER 21, 1999
 ----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        PAGE #3


Ending Principal Pool Balance Of Group I                                                                           217,801,512.20
Ending Principal Pool Balance Of Group II                                                                          645,466,337.41


Sec.7.09 (a)(i)  Total Distribution Amount With Respect To Each Group

                     Group 1a                                                                                        3,243,133.27
                     Group 1b                                                                                          869,273.93
                     Group 11a                                                                                       9,401,395.47
                     Group 11b                                                                                       5,389,298.96

Sec.7.09 (a)(ii) Principal Allocation Amount With Respect To Each Group

                     Group 1a
                                   Scheduled Principal                                                                 124,791.92
                                   Curtailment                                                                          18,150.54
                                   Prepayment                                                                        1,727,009.89
                     Group 1b
                                   Scheduled Principal                                                                  30,273.39
                                   Curtailment                                                                          16,014.46
                                   Prepayment                                                                          443,985.41

                     Group 11a
                                   Scheduled Principal                                                                 219,416.22
                                   Curtailment                                                                          32,909.63
                                   Prepayment                                                                        5,902,489.09

                     Group 11b
                                   Scheduled Principal                                                                 131,297.99
                                   Curtailment                                                                          14,338.99
                                   Prepayment                                                                        3,487,452.22


                    Group 1 Subordinated Increase Amount                                                               273,037.99
                    Group II Subordinated Increase Amount                                                            1,322,687.73


Sec.7.09 (a)(iv) Interest Shortfall Amount
                     Class A-1F                                                                                              0.00
                     Class A-2F                                                                                              0.00
                     Class A-3A                                                                                              0.00
                     Class A-4A                                                                                              0.00
                     Class A-5A                                                                                              0.00
                     Class B-1A                                                                                              0.00
                     Class B-1F                                                                                              0.00
                     Class A-1OF                                                                                             0.00
                     Class B-1OF                                                                                             0.00
                     Class A-1OA                                                                                             0.00
                     Class B-1OF                                                                                             0.00



                                                                                (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION


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                                   ASSET BACKED SECURITIES CORPORATION EQUITY LOAN TRUST  1999-LB1
                                                           DECEMBER 21, 1999
 ---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        PAGE #4


Sec.7.09 (a)(v) Insured Payment                                                                                              0.00


Sec.7.09 (a)(vii)Subordinated Amount
                         Group I                                                                                    18,141,435.39
                         Group II                                                                                   56,707,810.58

                      Specified Subordinated Amount
                         Group I                                                                                    20,149,973.09
                         Group II                                                                                   63,018,186.00

                      Subordinated Deficit
                         Group I                                                                                             0.00
                         Group II                                                                                            0.00


Sec.7.09 (a)(ix)Substitution Amounts And Loan Purchase Price
                         Group I                                                                                             0.00
                         Group II                                                                                            0.00


Sec.7.09 (a)(x) Weighted Average Coupon Rate Of The Home Equity Loans In Each Group
                         Group I                                                                                        10.05140 %
                         Group II                                                                                        9.66220 %



Sec.7.09 (a)(xi)The Amount Of Any Carry-Forward Amounts
                     Class A-1F                                                                                              0.00
                     Class A-2F                                                                                              0.00
                     Class A-3A                                                                                              0.00
                     Class A-4A                                                                                              0.00
                     Class A-5A                                                                                              0.00
                     Class B-1A                                                                                              0.00
                     Class B-1F                                                                                              0.00
                     Class A-1OF                                                                                             0.00
                     Class B-1OF                                                                                             0.00
                     Class A-1OA                                                                                             0.00
                     Class B-1OF                                                                                             0.00



Sec.7.09 (a)(xiv)The Weighted Average Gross Margin Of The Home Equity Loans In Group II                                 6.74510 %



Sec.7.09 (a)(xv)The Three Largest Home Equity Loan Balances In Each Group
                         Group I                                                                                       746,390.76
                                                                                                                       596,708.26
                                                                                                                       524,619.72

                         Group II                                                                                      845,909.58
                                                                                                                       699,751.56
                                                                                                                       645,437.50




                                                                                (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION


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                                   ASSET BACKED SECURITIES CORPORATION EQUITY LOAN TRUST 1999-LB1
                                                            DECEMBER 21, 1999
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                                                                                                                        PAGE #5

Sec.7.09 (a)(xviii)Interest Index Carryover For Each Class Of Certificates
                     Class A-1F                                                                                              0.00
                     Class A-2F                                                                                              0.00
                     Class A-3A                                                                                              0.00
                     Class A-4A                                                                                              0.00
                     Class A-5A                                                                                              0.00
                     Class B-1A                                                                                              0.00
                     Class B-1F                                                                                              0.00
                     Class A-1OF                                                                                             0.00
                     Class B-1OF                                                                                             0.00
                     Class A-1OA                                                                                             0.00
                     Class B-1OF                                                                                             0.00

Sec.7.09(a)(xix)Loans That Are Fixed For Two Years (2/28)

                    Group 11a                                                                                      367,207,150.37
                    Group IIb                                                                                      200,695,134.37

                    Loans That Are Fixed For Three Years (3/27)

                    Group 11a                                                                                       26,406,645.21
                    Group 11b                                                                                       13,135,562.69




Sec.7.09 (b)(i) Loans Delinquent


                 --------------------------------------------------------------------
                                        Group Totals
                 --------------------------------------------------------------------
                  Period            Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                31-60 days           183         19,039,768.30               2.21 %
                61-90 days            85          7,909,313.76               0.92 %
                91 +  days            23          2,196,425.96               0.25 %
                  Total              291         29,145,508.02               3.38 %
                 --------------------------------------------------------------------

                 --------------------------------------------------------------------
                                        Group 1
                 --------------------------------------------------------------------
                  Period            Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                31-60 days            61          4,656,353.71               2.14 %
                61-90 days            22          1,277,799.68               0.59 %
                91 +  days             9            465,776.29               0.21 %
                  Total               92          6,399,929.68               2.94 %
                 --------------------------------------------------------------------

                 --------------------------------------------------------------------
                                        Group 2
                 --------------------------------------------------------------------
                  Period            Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                31-60 days           122         14,383,414.59               2.23 %
                61-90 days            63          6,631,514.08               1.03 %
                91 +  days            14          1,730,649.67               0.27 %
                  Total              199         22,745,578.34               3.53 %
                 --------------------------------------------------------------------








                                                                                (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

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                                   ASSET BACKED SECURITIES CORPORATION EQUITY LOAN TRUST  1999-LB1
                                                            DECEMBER 21, 1999
 ---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        PAGE #6

Sec. 7.09(b)(ii)    Loans in Foreclosure
                              -------------------------------------------------------
                                                  Group Totals
                              -------------------------------------------------------
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  255            24,584,263.01                2.85 %
                              -------------------------------------------------------

                              -------------------------------------------------------
                                                   Group 1
                              -------------------------------------------------------
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  83              5,360,245.89                2.46 %
                              -------------------------------------------------------

                              -------------------------------------------------------
                                                    Group  2
                              -------------------------------------------------------
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                 172             19,224,017.12                2.98 %
                              -------------------------------------------------------


Sec. 7.09(b)(iii)   Loans in Bankruptcy
                              -------------------------------------------------------
                                                  Group Totals
                              -------------------------------------------------------
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   0                   0.00                   0.00 %
                              -------------------------------------------------------

                              -------------------------------------------------------
                                                   Group 1
                              -------------------------------------------------------
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   0                   0.00                   0.00 %
                              -------------------------------------------------------

                              -------------------------------------------------------
                                                    Group  2
                              -------------------------------------------------------
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   0                   0.00                   0.00 %
                              -------------------------------------------------------


Sec. 7.09(b)(iv)(v)  Loans in REO
                              -------------------------------------------------------
                                                  Group Totals
                              -------------------------------------------------------
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   9              896,016.30                  0.01 %
                              -------------------------------------------------------
                              -------------------------------------------------------
                                                   Group 1
                              -------------------------------------------------------
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   4              120,966.03                  0.06 %
                              -------------------------------------------------------

                              -------------------------------------------------------
                                                    Group  2
                              -------------------------------------------------------
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   5               775,050.27                 0.12 %
                              -------------------------------------------------------


                                                                                (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

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                                   ASSET BACKED SECURITIES CORPORATION EQUITY LOAN TRUST  1999-LB1
                                                            DECEMBER 21, 1999
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                                                                                                                        PAGE #7





Sec. 7.09(b)(vi)    Cumulative Realized  Losses                                                                          3,681.85

Sec. 7.09(b)(vii)   Net Liquidation Proceeds                                                                           124,960.28

Sec. 7.09(b)(vii)   The Annual Loss Percentage (Rolling Twelve Month)                                                   0.00000 %

Sec. 7.09(b)(ix)    The 90+ Delinquent Percentage (Rolling Three Month)
                         Group I
                         Group II
                         Total                                                                                          3.74504 %

Sec. 7.09(b)(x)     The Cumulative Loss Percentage                                                                      0.00000 %



                    Next Month's Pass-Through Rates for the LIBOR Classes

                         Class A_3A                                                                                     6.72250 %
                         Class A_4A                                                                                     6.83250 %
                         Class A_5A                                                                                     6.86250 %
                         Class B_1A                                                                                     9.21250 %
                         Class B_1F                                                                                     9.21250 %

                         Group I Fees
                                        Trustee Fee                                                                      1,834.68
                                        Premium Fee                                                                     22,758.00

                         Group II Fees
                                        Trustee Fee                                                                      5,460.45
                                        Premium Fee                                                                     62,486.37




                                                                                (C) COPYRIGHT 1999,  CHASE MANHATTAN CORPORATION
